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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2001

                         True North Communications Inc.
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             (exact name of registrant as specified in its charter)

Delaware                               1-5029                   36-1088162
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)



101 East Erie Street, Chicago, Illinois                           60611-2897
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:               (312) 425-6500
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                                (Not Applicable)
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           Former name or former address, if changed since last report




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          Item 5. Other Events

          On February 28, 2001, the Registrant issued a press release announcing the postponement of its fourth quarter and year-end earnings release and subsequent conference call scheduled for March 1, 2001.

          (c)  Exhibits:

99.1      Press Release dated February 28, 2001



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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TRUE NORTH COMMUNICATIONS INC.

                                            By     /s/ Kevin J. Smith
                                                --------------------------------
                                                       Kevin J. Smith
                                                   Chief Financial Officer

Dated:   February 28, 2001



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                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
99.1                     Press Release dated February 28, 2001